Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	October 17, 2018

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES THIRD QUARTER RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation (“M&T”) (NYSE: MTB) today reported its results of operations for the quarter ended September 30, 2018.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) for the third quarter of 2018 were $3.53, 60% higher than $2.21 in the year-earlier quarter and 8% above $3.26 recorded in the second quarter of 2018.  GAAP-basis net income in the recent quarter was $526 million, up from $356 million in the third quarter of 2017 and $493 million in the second 2018 quarter. GAAP-basis net income for the third quarter of 2018 expressed as an annualized rate of return on average assets and average common shareholders' equity was 1.80% and 14.08%, respectively, improved from 1.18% and 8.89%, respectively, in the similar 2017 period and 1.70% and 13.32%, respectively, in the second quarter of 2018. As compared with 2017, income tax expense in 2018 reflects the reduction of the corporate Federal income tax rate from 35% to 21%.

Commenting on M&T’s results for the recent quarter, Darren J. King, Executive Vice President and Chief Financial Officer, noted, “M&T posted another quarter of strong financial results. Growth in net interest income, fueled by a wider net interest margin, reduced credit costs and controlled operating expenses led to an 8% rise in diluted earnings per common share compared with the second quarter. Reflecting the consistency of our earnings, we increased the quarterly common stock dividend by 25% to $1.00 per share.”

2-2-2-2-2

M&T BANK CORPORATION

Earnings Highlights

				Change 3Q18 vs.
($ in millions, except per share data)	3Q18	3Q17	2Q18	3Q17	2Q18

Net income	$526	$356	$493	48%	7%
Net income available to common shareholders - diluted	$505	$336	$473	50%	7%
Diluted earnings per common share	$3.53	$2.21	$3.26	60%	8%
Annualized return on average assets	1.80%	1.18%	1.70%
Annualized return on average common equity	14.08%	8.89%	13.32%

For the first nine months of 2018, diluted earnings per common share were $9.00, up 35% from $6.69 in the year-earlier period. GAAP-basis net income for the nine-month period ended September 30, 2018 totaled $1.37 billion, 26% above $1.09 billion in the corresponding 2017 period. Expressed as an annualized rate of return on average assets and average common shareholders’ equity, GAAP-basis net income in the first nine months of 2018 was 1.57% and 12.16%, respectively, improved from 1.20% and 9.15%, respectively, in the year-earlier period.

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature.  The amounts of such “nonoperating” expenses are presented in the tables that accompany this release.  Although “net operating income” as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

Diluted net operating earnings per common share were $3.56 in the recent quarter, up from $2.24 in the third quarter of 2017 and $3.29 in the second quarter of 2018.  Net operating income for the third quarter of 2018 was $531 million, compared with $361 million in the year-earlier period and $498 million in 2018’s second quarter. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income in the recent quarter was 1.89% and 21.00%, respectively, improved from 1.25% and 13.03%, respectively, in the similar 2017 quarter and 1.79% and 19.91%, respectively, in the second quarter of 2018.

Diluted net operating earnings per common share in the first nine months of 2018 increased to $9.10 from $6.78 in the corresponding 2017 period. Net operating income during the nine-month period ended September 30, 2018 was $1.39 billion, up from $1.10 billion in the year-earlier period. Net operating income expressed as an annualized rate of return on average tangible assets and average tangible common shareholders’ equity was 1.65% and 18.09%, respectively, in the first nine months of 2018, compared with 1.26% and 13.42%, respectively, in the year-earlier period.

3-3-3-3-3

M&T BANK CORPORATION

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis totaled $1.03 billion in 2018’s third quarter, 7% higher than $966 million in the year-earlier quarter and 2% above $1.01 billion in the second quarter of 2018. That growth resulted from a widening of the net interest margin to 3.88% in the recent quarter from 3.53% in the third quarter of 2017 and 3.83% in the second quarter of 2018. In each quarterly comparison, the impact of the improved margin was partially offset by lower average balances of loans and investment securities.

Taxable-equivalent Net Interest Income

				Change 3Q18 vs.
($ in millions)	3Q18	3Q17	2Q18	3Q17	2Q18

Average earning assets	$105,835	$108,642	$106,210	-3%	—
Net interest income ̶ taxable-equivalent	$1,035	$966	$1,014	7%	2%
Net interest margin	3.88%	3.53%	3.83%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $16 million in the third quarter of 2018, compared with $30 million in the year-earlier quarter and $35 million in 2018’s second quarter. Reflecting significantly higher recoveries of previously charged-off loans, net loan charge-offs were $16 million during the recent quarter, compared with $25 million in the third quarter of 2017 and $35 million in the second quarter of 2018.  Expressed as an annualized percentage of average loans outstanding, net charge-offs were .07% and .11% in the third quarters of 2018 and 2017, respectively, and .16% in the second quarter of 2018.

Loans classified as nonaccrual totaled $871 million or 1.00% of total loans outstanding at September 30, 2018, compared with $869 million or .99% a year earlier and $820 million or .93% at June 30, 2018. Assets taken in foreclosure of defaulted loans were $87 million at September 30, 2018, improved from $111 million at September 30, 2017 and $98 million at June 30, 2018.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses totaled $1.02 billion or 1.18% of loans outstanding at September 30, 2018, compared with $1.01 billion or 1.15% at September 30, 2017 and $1.02 billion or 1.16% at June 30, 2018.

4-4-4-4-4

M&T BANK CORPORATION

Asset Quality Metrics

				Change 3Q18 vs.
($ in millions)	3Q18	3Q17	2Q18	3Q17	2Q18

At end of quarter
Nonaccrual loans	$871	$869	$820	—	6%
Real estate and other foreclosed assets	$87	$111	$98	-21%	-11%
Total nonperforming assets	$958	$980	$918	-2%	4%
Accruing loans past due 90 days or more (1)	$254	$261	$223	-3%	14%
Nonaccrual loans as % of loans outstanding	1.00%	.99%	.93%

Allowance for credit losses	$1,019	$1,013	$1,019	1%	—
Allowance for credit losses as % of loans outstanding	1.18%	1.15%	1.16%

For the period
Provision for credit losses	$16	$30	$35	-47%	-54%
Net charge-offs	$16	$25	$35	-37%	-56%
Net charge-offs as % of average loans (annualized)	.07%	.11%	.16%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

Noninterest Income and Expense.  Noninterest income totaled $459 million in each of the third quarters of 2018 and 2017 and $457 million in the second quarter of 2018. As compared with the third quarter of 2017, higher trust income and credit-related fees in the recent quarter were predominantly offset by lower mortgage banking revenues and valuation losses on equity securities. Higher credit-related fees in the recent quarter were offset by a decline in mortgage banking revenues, seasonally lower trust income and valuation losses on equity securities as compared with the second quarter of 2018.

Noninterest Income

				Change 3Q18 vs.
($ in millions)	3Q18	3Q17	2Q18	3Q17	2Q18

Mortgage banking revenues	$88	$97	$92	-9%	-4%
Service charges on deposit accounts	109	109	107	-1%	2%
Trust income	133	125	138	7%	-3%
Brokerage services income	12	15	13	-16%	-3%
Trading account and foreign exchange gains	6	7	5	-14%	16%
Gain (loss) on bank investment securities	(3)	—	2	—	—
Other revenues from operations	114	106	100	7%	13%
Total other income	$459	$459	$457	—	—

Noninterest expense aggregated $776 million in the third quarter of 2018, $806 million in the year-earlier quarter and $777 million in the second quarter of 2018.  Excluding expenses considered to be nonoperating in nature, such as amortization of core deposit and other intangible assets, noninterest operating expenses were $770 million in each of the two most recent quarters and $798 million in the third quarter of 2017. The decline in noninterest expense in the third quarter of 2018 as compared with the year-earlier quarter reflected a $50 million increase to the reserve for legal matters in the third quarter of 2017 that was partially offset by higher salaries and employee benefits expenses in the recent quarter. As compared with the second quarter of 2018,

5-5-5-5-5

M&T BANK CORPORATION

lower costs for professional services in the recent quarter were largely offset by higher salaries and employee benefits expenses.

Noninterest Expense

				Change 3Q18 vs.
($ in millions)	3Q18	3Q17	2Q18	3Q17	2Q18

Salaries and employee benefits	$431	$399	$419	8%	3%
Equipment and net occupancy	77	75	73	3%	6%
Outside data processing and software	51	46	49	11%	2%
FDIC assessments	19	24	20	-21%	-4%
Advertising and marketing	22	17	22	25%	—
Printing, postage and supplies	9	9	9	1%	1%
Amortization of core deposit and other intangible assets	6	8	6	-21%	-4%
Other costs of operations	161	228	179	-30%	-10%
Total other expense	$776	$806	$777	-4%	—

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the relationship of operating expenses to revenues.  M&T's efficiency ratio was 51.4% in the third quarter of 2018, 56.0% in the corresponding 2017 quarter and 52.4% in the second quarter of 2018.

Balance Sheet.  M&T had total assets of $116.8 billion at September 30, 2018, compared with $120.4 billion and $118.4 billion at September 30, 2017 and June 30, 2018, respectively. Loans and leases, net of unearned discount, were $86.7 billion at September 30, 2018, $87.9 billion at September 30, 2017 and $87.8 billion at June 30, 2018. The decline from September 30, 2017 reflects repayments of acquired residential mortgage loans, partially offset by growth in commercial real estate loans and consumer loans. The lower outstanding balances of loans and leases at the recent quarter-end as compared with June 30, 2018 reflect acquired residential mortgage loan repayments and a decline in commercial real estate loans, predominantly loans held for sale. Total deposits were $89.1 billion at the recent quarter-end, compared with $93.5 billion at September 30, 2017 and $89.3 billion at June 30, 2018. The decrease from September 30, 2017 reflects maturities of time deposits, and lower commercial savings and noninterest-bearing deposits.

Total shareholders' equity was $15.4 billion at September 30, 2018 and $16.3 billion a year earlier, representing 13.21% and 13.55%, respectively, of total assets. Total shareholders’ equity was $15.6 billion, or 13.15% of total assets at June 30, 2018. Common shareholders' equity was $14.2 billion, or $100.38 per share, at September 30, 2018, compared with $15.1 billion, or $99.70 per share, a year-earlier and $14.3 billion, or $99.43 per share, at June 30, 2018.  Tangible equity per common share was $67.64 at September 30, 2018, compared with $69.02 at September 30, 2017 and $67.29 at June 30, 2018. In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.  M&T estimates that the ratio of Common

6-6-6-6-6

M&T BANK CORPORATION

Equity Tier 1 to risk-weighted assets under regulatory capital rules was approximately 10.44% at September 30, 2018.

In accordance with its 2018 capital plan, M&T repurchased 2,844,159 shares of its common stock during the recent quarter at an average cost per share of $175.27, for a total cost of $498 million. In the aggregate, during the first nine months of 2018, M&T repurchased 9,235,817 shares of common stock at a total cost of $1.7 billion.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss third quarter financial results today at 11:00 a.m. Eastern Time.  Those wishing to participate in the call may dial

(877) 780-2276.  International participants, using any applicable international calling codes, may dial

(973) 582-2700.  Callers should reference M&T Bank Corporation or the conference ID #1797788.  The conference call will be webcast live through M&T's website at https://ir.mtb.com/events-presentations. A replay of the call will be available until Wednesday, October 24, by calling (800) 585-8367, or (404) 537-3406 for international participants, and by making reference to ID #1797788.  The event will also be archived and available by 3:00 p.m. today on M&T's website at https://ir.mtb.com/events-presentations.

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products

7-7-7-7-7

M&T BANK CORPORATION

and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

8-8-8-8-8

M&T BANK CORPORATION

Financial Highlights

	Three months ended			Nine months ended
	September 30			September 30
Amounts in thousands, except per share	2018	2017	Change	2018	2017	Change
Performance
Net income	$526,091	355,923	48%	$1,371,861	1,085,903	26%
Net income available to common shareholders	505,365	335,804	50%	1,310,703	1,025,023	28%
Per common share:
Basic earnings	$3.54	2.22	59%	$9.01	6.71	34%
Diluted earnings	3.53	2.21	60%	9.00	6.69	35%
Cash dividends	$1.00	.75	33%	$2.55	2.25	13%
Common shares outstanding:
Average - diluted (1)	142,976	151,691	-6%	145,605	153,293	-5%
Period end (2)	141,479	151,291	-6%	141,479	151,291	-6%
Return on (annualized):
Average total assets	1.80%	1.18%		1.57%	1.20%
Average common shareholders' equity	14.08%	8.89%		12.16%	9.15%
Taxable-equivalent net interest income	$1,034,771	965,962	7%	$3,029,281	2,835,157	7%
Yield on average earning assets	4.40%	3.89%		4.26%	3.79%
Cost of interest-bearing liabilities	.82%	.57%		.72%	.54%
Net interest spread	3.58%	3.32%		3.54%	3.25%
Contribution of interest-free funds	.30%	.21%		.27%	.19%
Net interest margin	3.88%	3.53%		3.81%	3.44%
Net charge-offs to average total net loans (annualized)	.07%	.11%		.14%	.17%
Net operating results (3)
Net operating income	$530,619	360,658	47%	$1,385,986	1,100,667	26%
Diluted net operating earnings per common share	3.56	2.24	59%	9.10	6.78	34%
Return on (annualized):
Average tangible assets	1.89%	1.25%		1.65%	1.26%
Average tangible common equity	21.00%	13.03%		18.09%	13.42%
Efficiency ratio	51.41%	56.00%		55.87%	55.21%

	At September 30
Loan quality	2018	2017	Change
Nonaccrual loans	$870,832	869,362	—
Real estate and other foreclosed assets	87,333	110,515	-21%
Total nonperforming assets	$958,165	979,877	-2%
Accruing loans past due 90 days or more (4)	$254,360	261,288	-3%
Government guaranteed loans included in totals above:
Nonaccrual loans	$33,570	34,687	-3%
Accruing loans past due 90 days or more	195,450	252,072	-22%
Renegotiated loans	$242,892	226,672	7%
Accruing loans acquired at a discount past due 90 days or more (5)	$47,681	56,225	-15%
Purchased impaired loans (6):
Outstanding customer balance	$572,979	779,340	-26%
Carrying amount	325,980	466,943	-30%
Nonaccrual loans to total net loans	1.00%	.99%
Allowance for credit losses to total loans	1.18%	1.15%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

9-9-9-9-9

M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Amounts in thousands, except per share	2018	2018	2018	2017	2017
Performance
Net income	$526,091	493,160	352,610	322,403	355,923
Net income available to common shareholders	505,365	472,600	332,749	302,486	335,804
Per common share:
Basic earnings	$3.54	3.26	2.24	2.01	2.22
Diluted earnings	3.53	3.26	2.23	2.01	2.21
Cash dividends	$1.00	.80	.75	.75	.75
Common shares outstanding:
Average - diluted (1)	142,976	144,998	148,905	150,348	151,691
Period end (2)	141,479	144,261	146,799	150,112	151,291
Return on (annualized):
Average total assets	1.80%	1.70%	1.22%	1.06%	1.18%
Average common shareholders' equity	14.08%	13.32%	9.15%	8.03%	8.89%
Taxable-equivalent net interest income	$1,034,771	1,014,184	980,326	980,457	965,962
Yield on average earning assets	4.40%	4.28%	4.11%	3.93%	3.89%
Cost of interest-bearing liabilities	.82%	.71%	.64%	.59%	.57%
Net interest spread	3.58%	3.57%	3.47%	3.34%	3.32%
Contribution of interest-free funds	.30%	.26%	.24%	.22%	.21%
Net interest margin	3.88%	3.83%	3.71%	3.56%	3.53%
Net charge-offs to average total net loans (annualized)	.07%	.16%	.19%	.12%	.11%
Net operating results (3)
Net operating income	$530,619	497,869	357,498	326,664	360,658
Diluted net operating earnings per common share	3.56	3.29	2.26	2.04	2.24
Return on (annualized):
Average tangible assets	1.89%	1.79%	1.28%	1.12%	1.25%
Average tangible common equity	21.00%	19.91%	13.51%	11.77%	13.03%
Efficiency ratio	51.41%	52.42%	63.98%	54.65%	56.00%

	September 30,	June 30,	March 31,	December 31,	September 30,
Loan quality	2018	2018	2018	2017	2017
Nonaccrual loans	$870,832	819,984	864,671	882,598	869,362
Real estate and other foreclosed assets	87,333	98,062	101,514	111,910	110,515
Total nonperforming assets	$958,165	918,046	966,185	994,508	979,877
Accruing loans past due 90 days or more (4)	$254,360	223,026	235,325	244,405	261,288
Government guaranteed loans included in totals above:
Nonaccrual loans	$33,570	34,870	36,618	35,677	34,687
Accruing loans past due 90 days or more	195,450	202,394	223,611	235,489	252,072
Renegotiated loans	$242,892	242,528	226,829	221,513	226,672
Accruing loans acquired at a discount past due 90 days or more (5)	$47,681	47,405	49,349	47,418	56,225
Purchased impaired loans (6):
Outstanding customer balance	$572,979	606,683	643,124	688,091	779,340
Carrying amount	325,980	352,465	378,000	410,015	466,943
Nonaccrual loans to total net loans	1.00%	.93%	.99%	1.00%	.99%
Allowance for credit losses to total loans	1.18%	1.16%	1.16%	1.16%	1.15%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 16.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

10-10-10-10-10

M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended			Nine months ended
	September 30			September 30
Dollars in thousands	2018	2017	Change	2018	2017	Change
Interest income	$1,167,375	1,057,210	10%	$3,378,430	3,093,656	9%
Interest expense	138,337	100,076	38	365,088	284,062	29
Net interest income	1,029,038	957,134	8	3,013,342	2,809,594	7
Provision for credit losses	16,000	30,000	-47	94,000	137,000	-31
Net interest income after provision for credit losses	1,013,038	927,134	9	2,919,342	2,672,594	9
Other income
Mortgage banking revenues	88,408	96,737	-9	268,213	267,592	—
Service charges on deposit accounts	108,647	109,356	-1	320,546	319,589	—
Trust income	133,545	124,900	7	402,561	371,712	8
Brokerage services income	12,267	14,676	-16	38,288	48,677	-21
Trading account and foreign exchange gains	6,073	7,058	-14	15,965	24,833	-36
Loss on bank investment securities	(3,415)	—	—	(10,520)	(17)	—
Other revenues from operations	113,769	106,702	7	340,351	334,704	2
Total other income	459,294	459,429	—	1,375,404	1,367,090	1
Other expense
Salaries and employee benefits	431,371	398,605	8	1,313,336	1,246,400	5
Equipment and net occupancy	77,481	75,558	3	225,309	223,721	1
Outside data processing and software	50,678	45,761	11	148,819	134,637	11
FDIC assessments	18,849	23,969	-21	58,689	78,149	-25
Advertising and marketing	21,784	17,403	25	59,800	49,837	20
Printing, postage and supplies	8,843	8,732	1	26,881	27,397	-2
Amortization of core deposit and other intangible assets	6,143	7,808	-21	19,163	24,341	-21
Other costs of operations	160,830	228,189	-30	633,903	560,030	13
Total other expense	775,979	806,025	-4	2,485,900	2,344,512	6
Income before income taxes	696,353	580,538	20	1,808,846	1,695,172	7
Applicable income taxes	170,262	224,615	-24	436,985	609,269	-28
Net income	$526,091	355,923	48%	$1,371,861	1,085,903	26%

11-11-11-11-11

M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2018	2018	2018	2017	2017
Interest income	$1,167,375	1,128,905	1,082,150	1,074,139	1,057,210
Interest expense	138,337	120,118	106,633	102,689	100,076
Net interest income	1,029,038	1,008,787	975,517	971,450	957,134
Provision for credit losses	16,000	35,000	43,000	31,000	30,000
Net interest income after provision for credit losses	1,013,038	973,787	932,517	940,450	927,134
Other income
Mortgage banking revenues	88,408	92,499	87,306	96,235	96,737
Service charges on deposit accounts	108,647	106,784	105,115	107,783	109,356
Trust income	133,545	137,641	131,375	129,669	124,900
Brokerage services income	12,267	12,629	13,392	12,768	14,676
Trading account and foreign exchange gains	6,073	5,255	4,637	10,468	7,058
Gain (loss) on bank investment securities	(3,415)	2,326	(9,431)	21,296	—
Other revenues from operations	113,769	100,280	126,302	105,834	106,702
Total other income	459,294	457,414	458,696	484,053	459,429
Other expense
Salaries and employee benefits	431,371	418,537	463,428	402,394	398,605
Equipment and net occupancy	77,481	73,031	74,797	71,363	75,558
Outside data processing and software	50,678	49,712	48,429	50,033	45,761
FDIC assessments	18,849	19,560	20,280	23,722	23,969
Advertising and marketing	21,784	21,768	16,248	19,366	17,403
Printing, postage and supplies	8,843	8,719	9,319	8,563	8,732
Amortization of core deposit and other intangible assets	6,143	6,388	6,632	7,025	7,808
Other costs of operations	160,830	178,862	294,211	213,347	228,189
Total other expense	775,979	776,577	933,344	795,813	806,025
Income before income taxes	696,353	654,624	457,869	628,690	580,538
Applicable income taxes	170,262	161,464	105,259	306,287	224,615
Net income	$526,091	493,160	352,610	322,403	355,923

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	September 30
Dollars in thousands	2018	2017	Change
ASSETS
Cash and due from banks	$1,311,611	1,368,252	-4%
Interest-bearing deposits at banks	6,523,746	6,306,484	3
Trading account	125,038	170,516	-27
Investment securities	13,073,881	15,073,926	-13
Loans and leases:
Commercial, financial, etc.	21,635,394	21,743,251	—
Real estate - commercial	33,518,375	32,914,288	2
Real estate - consumer	17,721,399	20,265,162	-13
Consumer	13,805,317	13,002,433	6
Total loans and leases, net of unearned discount	86,680,485	87,925,134	-1
Less: allowance for credit losses	1,019,488	1,013,326	1
Net loans and leases	85,660,997	86,911,808	-1
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	52,426	78,614	-33
Other assets	5,486,826	5,899,092	-7
Total assets	$116,827,637	120,401,804	-3%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$31,773,560	33,111,246	-4%
Interest-bearing deposits	56,919,549	60,170,133	-5
Deposits at Cayman Islands office	447,287	232,014	93
Total deposits	89,140,396	93,513,393	-5
Short-term borrowings	1,310,110	200,768	553
Accrued interest and other liabilities	1,800,778	1,791,946	—
Long-term borrowings	9,140,268	8,577,645	7
Total liabilities	101,391,552	104,083,752	-3
Shareholders' equity:
Preferred	1,231,500	1,231,500	—
Common	14,204,585	15,086,552	-6
Total shareholders' equity	15,436,085	16,318,052	-5
Total liabilities and shareholders' equity	$116,827,637	120,401,804	-3%

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2018	2018	2018	2017	2017
ASSETS
Cash and due from banks	$1,311,611	1,367,594	1,291,664	1,420,888	1,368,252
Interest-bearing deposits at banks	6,523,746	6,669,985	6,135,434	5,078,903	6,306,484
Federal funds sold	—	1,500	1,000	—	—
Trading account	125,038	148,303	141,134	132,909	170,516
Investment securities	13,073,881	13,283,002	14,066,564	14,664,525	15,073,926
Loans and leases:
Commercial, financial, etc.	21,635,394	21,894,857	21,697,522	21,742,651	21,743,251
Real estate - commercial	33,518,375	34,137,937	33,753,506	33,366,373	32,914,288
Real estate - consumer	17,721,399	18,310,712	18,960,946	19,613,344	20,265,162
Consumer	13,805,317	13,453,944	13,298,775	13,266,615	13,002,433
Total loans and leases, net of unearned discount	86,680,485	87,797,450	87,710,749	87,988,983	87,925,134
Less: allowance for credit losses	1,019,488	1,019,248	1,019,671	1,017,198	1,013,326
Net loans and leases	85,660,997	86,778,202	86,691,078	86,971,785	86,911,808
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	52,426	58,569	64,957	71,589	78,614
Other assets	5,486,826	5,525,786	5,637,881	5,659,776	5,899,092
Total assets	$116,827,637	118,426,053	118,622,824	118,593,487	120,401,804

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$31,773,560	32,086,191	31,817,516	33,975,180	33,111,246
Interest-bearing deposits	56,919,549	56,924,970	58,851,050	58,278,970	60,170,133
Deposits at Cayman Islands office	447,287	261,427	278,064	177,996	232,014
Total deposits	89,140,396	89,272,588	90,946,630	92,432,146	93,513,393
Short-term borrowings	1,310,110	3,239,416	1,626,129	175,099	200,768
Accrued interest and other liabilities	1,800,778	1,953,848	1,749,320	1,593,993	1,791,946
Long-term borrowings	9,140,268	8,382,316	8,591,051	8,141,430	8,577,645
Total liabilities	101,391,552	102,848,168	102,913,130	102,342,668	104,083,752
Shareholders' equity:
Preferred	1,231,500	1,231,500	1,231,500	1,231,500	1,231,500
Common	14,204,585	14,346,385	14,478,194	15,019,319	15,086,552
Total shareholders' equity	15,436,085	15,577,885	15,709,694	16,250,819	16,318,052
Total liabilities and shareholders' equity	$116,827,637	118,426,053	118,622,824	118,593,487	120,401,804

14-14-14-14-14

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Nine months ended
	September 30,		September 30,		June 30,		September 30, 2018 from		September 30,				Change
Dollars in millions	2018		2017		2018		September 30,	June 30,	2018		2017		in
	Balance	Rate	Balance	Rate	Balance	Rate	2017	2018	Balance	Rate	Balance	Rate	balance
ASSETS
Interest-bearing deposits at banks	$5,207	1.98%	4,740	1.25%	4,890	1.79%	10%	6%	$5,014	1.77%	5,206	1.01%	-4%
Federal funds sold	—	—	—	—	1	2.23	—	—	1	1.92	—	—	—
Trading account	65	1.78	73	1.92	57	2.92	-11	14	59	2.52	66	1.87	-10
Investment securities	13,431	2.37	15,443	2.28	13,856	2.38	-13	-3	13,917	2.36	15,783	2.36	-12
Loans and leases, net of unearned discount
Commercial, financial, etc.	21,689	4.68	21,734	3.98	21,709	4.49	—	—	21,649	4.48	22,122	3.83	-2
Real estate - commercial	33,800	5.10	33,257	4.50	33,687	4.95	2	—	33,713	4.93	33,216	4.33	1
Real estate - consumer	18,006	4.21	20,609	3.96	18,644	4.15	-13	-3	18,637	4.14	21,363	3.94	-13
Consumer	13,637	5.26	12,786	4.89	13,366	5.14	7	2	13,433	5.14	12,444	4.79	8
Total loans and leases, net	87,132	4.86	88,386	4.32	87,406	4.73	-1	—	87,432	4.71	89,145	4.20	-2
Total earning assets	105,835	4.40	108,642	3.89	106,210	4.28	-3	—	106,423	4.26	110,200	3.79	-3
Goodwill	4,593		4,593		4,593		—	—	4,593		4,593		—
Core deposit and other intangible assets	55		82		62		-33	-10	62		90		-32
Other assets	5,514		6,198		5,548		-11	-1	5,598		6,190		-10
Total assets	$115,997		119,515		116,413		-3%	—%	$116,676		121,073		-4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$51,552	.43	53,287	.28	52,547	.37	-3%	-2%	$52,198	.37	53,386	.24	-2%
Time deposits	5,826	.88	7,673	.72	5,997	.76	-24	-3	6,046	.78	8,591	.77	-30
Deposits at Cayman Islands office	407	1.52	169	.73	225	.97	140	81	294	1.13	175	.66	68
Total interest-bearing deposits	57,785	.49	61,129	.34	58,769	.41	-5	-2	58,538	.42	62,152	.31	-6
Short-term borrowings	374	1.70	244	.90	353	1.57	53	6	336	1.54	213	.72	57
Long-term borrowings	9,047	2.90	8,033	2.35	8,480	2.75	13	7	8,712	2.73	8,248	2.25	6
Total interest-bearing liabilities	67,206	.82	69,406	.57	67,602	.71	-3	-1	67,586	.72	70,613	.54	-4
Noninterest-bearing deposits	31,467		32,005		31,426		-2	—	31,644		32,382		-2
Other liabilities	1,775		1,803		1,852		-2	-4	1,734		1,775		-2
Total liabilities	100,448		103,214		100,880		-3	—	100,964		104,770		-4
Shareholders' equity	15,549		16,301		15,533		-5	—	15,712		16,303		-4
Total liabilities and shareholders' equity	$115,997		119,515		116,413		-3%	—%	$116,676		121,073		-4%

Net interest spread		3.58		3.32		3.57				3.54		3.25
Contribution of interest-free funds		.30		.21		.26				.27		.19
Net interest margin		3.88%		3.53%		3.83%				3.81%		3.44%

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of GAAP to Non-GAAP Measures

	Three months ended		Nine months ended
	September 30		September 30
	2018	2017	2018	2017
Income statement data
In thousands, except per share
Net income
Net income	$526,091	355,923	1,371,861	1,085,903
Amortization of core deposit and other intangible assets (1)	4,528	4,735	14,125	14,764
Net operating income	$530,619	360,658	1,385,986	1,100,667

Earnings per common share
Diluted earnings per common share	$3.53	2.21	9.00	6.69
Amortization of core deposit and other intangible assets (1)	.03	.03	.10	.09
Diluted net operating earnings per common share	$3.56	2.24	9.10	6.78

Other expense
Other expense	$775,979	806,025	2,485,900	2,344,512
Amortization of core deposit and other intangible assets	(6,143)	(7,808)	(19,163)	(24,341)
Noninterest operating expense	$769,836	798,217	2,466,737	2,320,171
Efficiency ratio
Noninterest operating expense (numerator)	$769,836	798,217	2,466,737	2,320,171
Taxable-equivalent net interest income	1,034,771	965,962	3,029,281	2,835,157
Other income	459,294	459,429	1,375,404	1,367,090
Less: Loss on bank investment securities	(3,415)	—	(10,520)	(17)
Denominator	$1,497,480	1,425,391	4,415,205	4,202,264
Efficiency ratio	51.41%	56.00%	55.87%	55.21%
Balance sheet data
In millions
Average assets
Average assets	$115,997	119,515	116,676	121,073
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(55)	(82)	(62)	(90)
Deferred taxes	14	32	16	35
Average tangible assets	$111,363	114,872	112,037	116,425
Average common equity
Average total equity	$15,549	16,301	15,712	16,303
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	14,317	15,069	14,480	15,071
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(55)	(82)	(62)	(90)
Deferred taxes	14	32	16	35
Average tangible common equity	$9,683	10,426	9,841	10,423
At end of quarter
Total assets
Total assets	$116,828	120,402
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(52)	(79)
Deferred taxes	14	31
Total tangible assets	$112,197	115,761
Total common equity
Total equity	$15,436	16,318
Preferred stock	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,201	15,083
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(52)	(79)
Deferred taxes	14	31
Total tangible common equity	$9,570	10,442

(1)	After any related tax effect.

16-16-16-16-16

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Income statement data
In thousands, except per share
Net income
Net income	$526,091	493,160	352,610	322,403	355,923
Amortization of core deposit and other intangible assets (1)	4,528	4,709	4,888	4,261	4,735
Net operating income	$530,619	497,869	357,498	326,664	360,658

Earnings per common share
Diluted earnings per common share	$3.53	3.26	2.23	2.01	2.21
Amortization of core deposit and other intangible assets (1)	.03	.03	.03	.03	.03
Diluted net operating earnings per common share	$3.56	3.29	2.26	2.04	2.24

Other expense
Other expense	$775,979	776,577	933,344	795,813	806,025
Amortization of core deposit and other intangible assets	(6,143)	(6,388)	(6,632)	(7,025)	(7,808)
Noninterest operating expense	$769,836	770,189	926,712	788,788	798,217
Efficiency ratio
Noninterest operating expense (numerator)	$769,836	770,189	926,712	788,788	798,217
Taxable-equivalent net interest income	1,034,771	1,014,184	980,326	980,457	965,962
Other income	459,294	457,414	458,696	484,053	459,429
Less: Gain (loss) on bank investment securities	(3,415)	2,326	(9,431)	21,296	—
Denominator	$1,497,480	1,469,272	1,448,453	1,443,214	1,425,391
Efficiency ratio	51.41%	52.42%	63.98%	54.65%	56.00%
Balance sheet data
In millions
Average assets
Average assets	$115,997	116,413	117,684	120,226	119,515
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(55)	(62)	(68)	(75)	(82)
Deferred taxes	14	17	18	26	32
Average tangible assets	$111,363	111,775	113,041	115,584	114,872
Average common equity
Average total equity	$15,549	15,533	16,059	16,271	16,301
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	14,317	14,301	14,827	15,039	15,069
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(55)	(62)	(68)	(75)	(82)
Deferred taxes	14	17	18	26	32
Average tangible common equity	$9,683	9,663	10,184	10,397	10,426
At end of quarter
Total assets
Total assets	$116,828	118,426	118,623	118,593	120,402
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(52)	(59)	(65)	(72)	(79)
Deferred taxes	14	16	17	19	31
Total tangible assets	$112,197	113,790	113,982	113,947	115,761
Total common equity
Total equity	$15,436	15,578	15,710	16,251	16,318
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)	(3)	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,201	14,343	14,475	15,016	15,083
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(52)	(59)	(65)	(72)	(79)
Deferred taxes	14	16	17	19	31
Total tangible common equity	$9,570	9,707	9,834	10,370	10,442

(1)	After any related tax effect.